Exhibit 10.6

THIRD AMENDED AND RESTATED
SECURITIES PLEDGE AGREEMENT

THIS THIRD AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT dated as of September 25, 2019 (this “Pledge Agreement”), is entered into among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Company”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON THAT SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a “Pledgor” and, together with the Company, collectively, the “Pledgors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below).
RECITALS:
A.    Pursuant to a Second Amended and Restated Credit Agreement dated as of July 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers (the “Existing New Vehicle Borrowers”) or Used Vehicle Borrowers (the “Existing Used Vehicle Borrowers” and, collectively with the Company and the Existing New Vehicle Borrowers, the “Existing Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (collectively, the “Existing Lenders”), the Existing Lenders agreed to provide (i) to the Company, a revolving credit facility with a letter of credit sublimit and swing line facility, (ii) to the Existing New Vehicle Borrowers, a revolving new vehicle floorplan facility, including a new vehicle swing line subfacility and (iii) to the Existing Used Vehicle Borrowers, a revolving used vehicle floorplan facility, including a used vehicle swing line subfacility.

B.    In connection with the Existing Credit Agreement, certain of the Pledgors (collectively, the “Existing Pledgors”) entered into that certain Second Amended and Restated Securities Pledge Agreement dated as of July 25, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Pledge Agreement”) pursuant to which the Existing Pledgors pledged (the “Existing Pledge”) to the Administrative Agent for the benefit of the Secured Parties certain interests in certain subsidiaries.

C.    The Existing Borrowers have requested that the Existing Credit Agreement be amended and restated, on the terms set forth in that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiaries of the Company party thereto from time to time as New Vehicle Borrowers or Used Vehicle Borrowers (collectively with the Company, the “Borrowers”), the Administrative Agent, Bank of America, N.A., as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and as an L/C Issuer, and the lenders party thereto from time to time (the “Lenders”).

D.    Certain additional extensions of credit may be made from time to time for the benefit of the Pledgors or the other Loan Parties pursuant to certain Secured Cash Management Agreements and Secured Hedge Agreements (as defined in the Credit Agreement).

E.    Each Pledgor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and such other extensions of credit, and (i) the Company, in addition to being a Borrower, is party to the Company Guaranty pursuant to which the Company guarantees the

Obligations of the other Loan Parties (ii) certain of the Pledgors are Vehicle Borrowers, and (iii) each Pledgor (other than the Company) is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Pledgor guarantees the Obligations of the other Loan Parties.

F.    It is a condition precedent to the Secured Parties’ obligations to amend and restate the Existing Credit Agreement and make and maintain such extensions of credit that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent.

In order to induce the Secured Parties to make and maintain extensions of credit from time to time under the Credit Agreement and such Secured Cash Management Agreements and Secured Hedge Agreements, and in further consideration of the promises and mutual covenants contained herein, the Existing Pledge Agreement is hereby amended and restated, and the parties hereto agree as follows:
1.    Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Pledge Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Pledge Agreement, the following terms have the following definitions:
“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank have been made), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuers shall have been made).

“Secured Obligations” means:

(a)     as to the Company, (i) all of its Obligations arising under the Credit Agreement, excluding Obligations arising under or in respect of the New Vehicle Floorplan Facility, (ii) its Guarantor’s Obligations (as defined in the Company Guaranty Agreement), excluding such Guarantor’s Obligations to the extent (but only to the extent) they constitute guarantees of Obligations arising under or in respect of the New Vehicle Floorplan Facility, and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Pledge Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party, excluding such other obligations and liabilities arising under or in respect of the New Vehicle Floorplan Facility;

(b)     as to each Pledgor which is a New Vehicle Borrower, (i) all of its Obligations arising under the Credit Agreement, (ii) its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party), and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Pledge Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party; and

(c)     as to each Pledgor which is a Referenced Subsidiary, (i) all of its Obligations arising under the Credit Agreement, excluding Obligations arising under or in respect of the New Vehicle Floorplan Facility, (ii) its Guarantor’s Obligations (as defined in the Subsidiary Guaranty to which it is a party), excluding such Guarantor’s Obligations to the extent (but only to the extent) they constitute guarantees of Obligations arising under or in respect of the New Vehicle Floorplan Facility, and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Pledge Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party, excluding such other obligations and liabilities arising under or in respect of the New Vehicle Floorplan Facility;

provided, that the Secured Obligations of a Pledgor shall exclude any Excluded Swap Obligations with respect to such Pledgor.

“Referenced Subsidiary” means each Pledgor other than (x) the Company and (y) any Pledgor which is a New Vehicle Borrower.

2.    Pledge of Pledged Interests; Other Collateral.
(a)    As collateral security for the payment, performance and satisfaction of such Pledgor’s respective Secured Obligations, each Pledgor grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the following items of property in which it now has or may at any time hereafter acquire an interest or the power to transfer rights therein, and wheresoever located:
(i)    all Equity Interests in the Subsidiaries described on Schedule I attached hereto and incorporated herein (as such schedule may be amended or supplemented from time to time) other than any such Equity Interests that constitute Excluded Property, in each case, whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”) (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Pledge Agreement from time to time, are referred to collectively as the “Pledged Subsidiaries”);
(ii)    all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;
(iii)    all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
(iv)    all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and

(v)    all proceeds of any of the foregoing.
All such Pledged Interests, certificates, instruments, cash, securities, interests, dividends, rights and other property referred to in clauses (i) through (v) of this Section 2 are herein collectively referred to as the “Collateral.” Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2 shall not extend to, and the term “Collateral” shall not include, any Excluded Property.
(b)    Subject to Section 11(a), each Pledgor agrees to deliver all certificates, instruments or other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 23 for its custody at all times until termination of this Pledge Agreement, together with such instruments of assignment and transfer as requested by the Administrative Agent.
(c)    Each Pledgor agrees to execute and deliver, or cause to be executed and delivered by other Persons, at Pledgor’s expense, all share certificates, documents, instruments, agreements, financing statements (and amendments thereto and continuations thereof), assignments, control agreements, or other writings as the Administrative Agent may reasonably request from time to time to carry out the terms of this Pledge Agreement or to protect or enforce the Administrative Agent’s Lien and security interest in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties and further agrees to do and cause to be done upon the Administrative Agent’s request, at Pledgor’s expense, all things determined by the Administrative Agent to be necessary or advisable to perfect and keep in full force and effect the Lien in the Collateral hereunder granted to the Administrative Agent for the benefit of the Secured Parties, including the prompt payment of all out-of-pocket fees and expenses incurred in connection with any filings made to perfect or continue the Lien and security interest in the Collateral hereunder granted in favor of the Administrative Agent for the benefit of the Secured Parties.
(d)    All filing fees, advances, charges, costs and expenses, including all fees and expenses of counsel, incurred or paid by the Administrative Agent or any Lender in exercising any right, power or remedy conferred by this Pledge Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Administrative Agent for the benefit of the Secured Parties by the Pledgor in respect of which the same was incurred immediately upon demand therefor.
(e)    Each Pledgor agrees to register and cause to be registered the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral on its own books and records and the registration books of each of the Pledged Subsidiaries.
(f)    Each Pledgor, with respect to each of its direct Subsidiaries that is an issuer of Pledged Interests, hereby (i) consents to the pledge by any other Pledgor of any Pledged Interests in such Subsidiary and (ii) waives any rights (regardless of priority) to purchase or acquire, or offer to purchase or acquire, equity interests in such Subsidiary arising as a result of the pledge of Pledged Interests in such Subsidiary by any other Pledgor.
3.    Status of Pledged Interests. Each Pledgor hereby represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)    All of the Pledged Interests are, as of the date of execution of this Pledge Agreement or Joinder Agreement by each Pledgor pledging such Pledged Interests (such date as applicable with respect to each Pledgor, its “Applicable Date”), and shall at all times thereafter be, validly issued and outstanding, fully paid and (in the case of corporate stock) non-assessable. As of the Applicable Date, Schedule I accurately describes the issued and outstanding Equity Interests of each Subsidiary of each Pledgor and constitute all of the issued and outstanding Equity Interests of each such Subsidiary.
(b)    The Pledgor is, as at its Applicable Date and shall at all times thereafter (subject to Dispositions permitted under the Credit Agreement) be, the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than Liens permitted under clauses (k), (l) and (q) of Section 7.02 of the Credit Agreement, the pledge hereunder and applicable restrictions pursuant to federal and state and applicable foreign securities laws). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent or Liens permitted under clauses (k), (l) and (q) of Section 7.02 of the Credit Agreement).
(c)    At no time shall any Pledged Interests (i) be held or maintained in the form of a security entitlement or credited to any securities account or (ii) which constitute a “security” (or as to which the related Pledged Subsidiary has elected to have treated as a “security”) under Article 8 of the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction) be maintained in the form of uncertificated securities. With respect to Pledged Interests that are “securities” under the UCC, or as to which the issuer has elected at any time to have such interests treated as “securities” under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on Schedule I hereto, which share certificates, with stock powers duly executed in blank by the Pledgor, have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in Section 22, shall be delivered pursuant to Section 22. In addition, with respect to all Pledged Interests, including Pledged Interests that are not “securities” under the UCC and as to which the applicable Pledged Subsidiary has not elected to have such interests treated as “securities” under the UCC, the Pledgor has at its Applicable Date delivered to the Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to Section 22) Uniform Commercial Code financing statements (or appropriate amendments thereto) duly authorized by the Pledgor and naming the Administrative Agent for the benefit of the Secured Parties as “secured party,” in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on such Pledged Interests, together with all required filing fees.
(d)    The pledge, assignment and delivery of its Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in Section 3(c) hereof) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Pledge Agreement (or any Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Interests in favor of the Administrative Agent for the benefit of the Secured Parties, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated “securities” under the UCC (including, for the purposes of this Section, the Uniform Commercial Code of any other applicable jurisdiction), continuous and uninterrupted possession by or on behalf of the Administrative Agent. The Pledgor will at its own cost and expense defend the Secured Parties’ right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever.
(e)    It shall cause each of the Pledged Subsidiaries as to which it is the Pledgor not to issue any Equity Interests, or securities convertible into, or exchangeable or exercisable for, Equity Interests, at any time during the term of this Pledge Agreement unless the Pledged Interests of such Pledge Subsidiary are issued solely to either (y) such Pledgor who shall immediately comply with Sections 3 and 22 hereof with respect to such property or (z) the Company or another Pledgor who shall immediately pledge such additional Equity Interests (other than Excluded Property) to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 22 or 24 hereof, as applicable, on substantially identical terms as are contained herein and deliver or cause to be delivered the appropriate documents described in Section 3(c) hereof to the Administrative Agent and take such further actions as the Administrative Agent may reasonably deem necessary in order to perfect a first priority security interest in such Equity Interests (other than Excluded Property).
(f)    The exact legal name and address, type of Person, jurisdiction of formation, jurisdiction of formation identification number (if any), and location of the chief executive office of such Pledgor are as specified on Schedule II attached hereto. No Pledgor shall change its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), or the location of its chief executive office, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at such Pledgor’s expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.
4.    Preservation and Protection of Collateral.
(a)    The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.
(b)    Upon the failure of any Pledgor to pay or contest taxes, charges, Liens or assessments, relating to any Collateral when required pursuant to the Credit Agreement, the Administrative Agent at its option may (following 10 days written notice to the applicable Pledgor in the event no Event of Default is then occurring, and in the event an Event of Default is then occurring, at any time) pay or contest any of them (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including fees and expenses of counsel, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Pledgor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral.
(c)    To the extent of any Collateral pledged hereunder, each Pledgor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Pledgor appearing thereon) financing statements (including amendments thereto and continuations and copies thereof) showing such Pledgor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated.
5.    Default. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent is given full power and authority, then or at any time thereafter, to sell, assign, deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Administrative Agent may elect; and any such sale may be made either at public or private sale at the Administrative Agent’s place of business or elsewhere, either for cash or upon credit or for future delivery, at such price or prices as the Administrative Agent may reasonably deem fair; and the Administrative Agent or any other Secured Party may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Administrative Agent. Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the Pledged Subsidiary to register or otherwise qualify the Collateral, even if such Pledged Subsidiary would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Interests if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Interests may be sold for an amount less than a pro rata share of the fair market value of the Pledged Subsidiary’s assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.
6.    Proceeds of Sale. The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all fees and expenses of counsel) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.06 of the Credit Agreement. Each Pledgor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.
7.    Presentments, Demands and Notices. The Administrative Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.
8.    Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent as the Pledgor’s attorney-in-fact for the purposes of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Administrative Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.
9.    Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Pledgor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 9 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Pledge Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.
10.    Waiver by the Pledgors. Each Pledgor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against any Person or entity, including without limitation any Loan Party, (ii) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (iii) pursue any other remedy in its power, (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Pledgor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (x) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (y) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.
The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.
11.    Dividends and Voting Rights.

(a)    All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, provided, however, that cash dividends paid to a Pledgor as record owner of the Pledged Interests, to the extent permitted by the Credit Agreement to be declared and paid, may be retained by such Pledgor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.
(b)    So long as no Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor as record and beneficial owner shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.
(c)    Upon the occurrence and during the continuance of any Event of Default, all rights of the Pledgors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Pledgor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in Sections 2(c) and 3(c) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Pledgor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Parties.
(d)    Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of each of the Pledgors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Pledgor hereby agrees to provide such further proxies as the Administrative Agent may reasonably request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.
12.    Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Pledgor may have ceased.
13.    Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.
14.    Anti-Marshaling Provisions. The right is hereby given by each Pledgor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Pledgor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Pledge Agreement. Each Pledgor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any Loan Document.
15.    Entire Agreement. This Pledge Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof and thereof. Neither this Pledge Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.
16.    Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver, and cause to be executed and delivered as may be necessary or advisable to give effect thereto, such additional conveyances, assignments, financing statements, control agreements, documents, certificates, stock powers, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration or enforcement of this Pledge Agreement or any Joinder Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder or thereunder. Each Pledgor hereby consents and agrees that the Pledged Subsidiaries and all other Persons, shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights, privileges, and remedies hereunder and thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Pledgor or any other Person to any of such Pledged Subsidiaries or other Persons.
17.    Binding Agreement; Assignment. This Pledge Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Pledge Agreement, any Joinder Agreement or any interest herein or therein except as expressly permitted herein or in the Credit Agreement. Without limiting the generality of the foregoing sentence of this Section 17, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.
18.    Secured Cash Management Agreements and Secured Hedging Agreements. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Pledge Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Pledge Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Pledge Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.
19.    Severability. The provisions of this Pledge Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Pledge Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
20.    Counterparts. This Pledge Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart executed by the Pledgor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement.
21.    Termination. Subject to the provisions of Section 9, this Pledge Agreement and each Joinder Agreement, and all obligations of the Pledgors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Pledge Agreement, the Administrative Agent shall, at the sole expense of the Pledgors, promptly deliver to the Pledgors the certificates evidencing its shares of Pledged Interests (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Interests to the extent then held by the Administrative Agent as additional Collateral hereunder), together with any cash then constituting the Collateral not then sold or otherwise disposed of in accordance with the provisions hereof, and take such further actions at the request of the Pledgors as may be necessary to effect the same.
22.    Additional Interests. If any Pledgor shall at any time acquire or hold any additional Pledged Interests, including any Pledged Interests issued by any Subsidiary not listed on Schedule I hereto to the extent such Pledged Interests do not constitute Excluded Property, which are required to be subject to a Lien pursuant to any provision of the Credit Agreement (any such shares being referred to herein as the “Additional

Interests”), such Pledgor shall deliver to the Administrative Agent for the benefit of the Secured Parties (i) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and executed by such Pledgor and (iii) any other document required in connection with such Additional Interests as described in Section 3(c). Each Pledgor shall comply with the requirements of this Section 22 concurrently with the acquisition of any such Additional Interests or, in the case of Additional Interests to which Section 6.14 of the Credit Agreement applies, within the time period specified in such Section or elsewhere in the Credit Agreement with respect to such Additional Interests; provided, however, that the failure to comply with the provisions of this Section 22 shall not impair the Lien on Additional Interests conferred hereunder.
23.    Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Pledgor, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
24.    Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Pledgor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Pledgor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned and pledged to the Administrative Agent for the benefit of the Secured Parties all Pledged Interests which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Pledgors or to the parties to this Pledge Agreement shall be deemed to include such Person as a Pledgor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Pledgor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules to each such Joinder Agreement.
25.    Rules of Interpretation. The rules of interpretation contained in Section 1.03 of the Credit Agreement shall be applicable to this Pledge Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.
26.    Governing Law; Waivers.
(a)    THIS PLEDGE AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(b)    EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES

ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
(c)    EACH PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PLEDGOR PROVIDED IN SECTION 23 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.
(d)    NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PLEDGOR OR ANY OF SUCH PLEDGOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.
(e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS PLEDGE AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.
(f)    EACH PLEDGOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

27.    Amendment and Restatement. Notwithstanding this amendment and restatement of the Existing Pledge Agreement, (i) all of the indebtedness, liabilities and obligations owing by the Pledgors or any other Person under the Existing Pledge Agreement shall continue as obligations hereunder, as amended hereby, and shall be and remain secured by this Pledge Agreement, (ii) the Existing Pledge shall continue as a security interest hereunder, as amended hereby, and (iii) this Pledge Agreement is given as a substitution of, and not as a payment of the indebtedness, liabilities and obligations of the Pledgors under, the Existing Pledge Agreement and neither the execution and delivery of this Pledge Agreement nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Pledge Agreement or the Existing Pledge created thereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Pledge Agreement on the day and year first written above.
PLEDGORS:
ASBURY AUTOMOTIVE GROUP, INC.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

AF MOTORS, L.L.C.
ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA FORD, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

PLEDGORS, continued:

ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY CO SUB, LLC
ASBURY DELAND HUND, LLC
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY FT. WORTH FORD, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
ASBURY JAX FORD, LLC
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

PLEDGORS, continued:

ASBURY JAX HOLDINGS, L.P.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
BFP MOTORS L.L.C.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CK CHEVROLET L.L.C.
CK MOTORS LLC
CN MOTORS L.L.C.
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
COGGIN MANAGEMENT, L.P.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

PLEDGORS, continued:

CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, LLC
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

PLEDGORS, continued:

NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE GROUP L.L.C.
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.
By:    /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Linda K. Lov
Typed Name:    Linda K. Lov
Typed Title:    Assistant Vice President

Asbury Automotive Group, Inc.
THIRD AMENDED AND RESTATED SECURITIES PLEDGE AGREEMENT
Signature Page

SCHEDULE I

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive Deland, L.L.C.	AF Motors, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	ANL, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	ANL, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Arkansas Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Asbury AR Niss L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta AC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta AU L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta BM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta CHEV, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Chevrolet L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Hon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Hund L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Inf L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Infiniti L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Jaguar L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta K L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Lex L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Nis II, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta Nis L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Toy 2 L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Atlanta Toy L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta VB L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury Atlanta VL L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 1

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive Arkansas L.L.C.	Asbury Automotive Arkansas Dealership Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Arkansas L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Atlanta II L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Atlanta L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Tampa Management L.L.C.	Asbury Automotive Brandon, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Asbury Automotive Brandon, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Automotive Central Florida, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Automotive Deland, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Fresno L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group, Inc.	Asbury Automotive Group L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Jacksonville GP L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville GP L.L.C.	Asbury Automotive Jacksonville, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Jacksonville, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Mississippi L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina L.L.C.	Asbury Automotive North Carolina Dealership Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive North Carolina L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Asbury Automotive North Carolina Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Oregon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 2

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive Group L.L.C.	Asbury Automotive Southern California L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive St. Louis II L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive St. Louis, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Tampa GP L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Tampa GP L.L.C.	Asbury Automotive Tampa, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Tampa, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive Texas L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	Asbury Automotive Texas Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Asbury Automotive West, LLC	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	Asbury CH Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive West, LLC	Asbury CO SUB, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Deland, L.L.C.	Asbury Deland Hund, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Deland Imports 2, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Fresno L.L.C.	Asbury Fresno Imports L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	Asbury Ft. Worth Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury Georgia TOY, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN CBG, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN CDJ, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN Chev, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury Indy Chev, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN HON, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury IN TOY, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax AC, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Ford, LLC	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 3

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Jax Management L.L.C.	Asbury Jax Holdings, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Holdings, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Hon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax K L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Asbury Jax VW L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Asbury MS CHEV L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Asbury MS Gray-Daniels L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Fresno L.L.C.	Asbury No Cal Niss L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Fresno L.L.C.	Asbury Sacramento Imports L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury SC JPV L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury SC LEX L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta II L.L.C.	Asbury SC Toy L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Southern California L.L.C.	Asbury So Cal DC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Southern California L.L.C.	Asbury So Cal Hon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Southern California L.L.C.	Asbury So Cal Niss L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Atlanta L.L.C.	Asbury South Carolina Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis Cadillac L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis FSKR, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis II L.L.C.	Asbury St. Louis Lex L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis LR L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive St. Louis, L.L.C.	Asbury St. Louis M L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Tampa, L.P.	Asbury Tampa Management L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	Asbury Texas D FSKR, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 4

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive Texas L.L.C.	Asbury Texas H FSKR, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Deland Imports 2, L.L.C.	Asbury-Deland Imports, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Atlanta Real Estate Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	Avenues Motors, Ltd.	Florida	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	Avenues Motors, Ltd.	Florida	N/A	N/A	99%	Uncertificated
Asbury Jax Management L.L.C.	Bayway Financial Services, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	Bayway Financial Services, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Coggin Automotive Corp.	BFP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	C & O Properties, Ltd.	Florida	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	C & O Properties, Ltd.	Florida	N/A	N/A	99%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Camco Finance II L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	CFP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	CH Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	CHO Partnership, LTD.	Florida	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	CHO Partnership, LTD.	Florida	N/A	N/A	99%	Uncertificated
Asbury Automotive Central Florida, L.L.C.	CK Chevrolet L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Central Florida, L.L.C.	CK Motors LLC	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	CN Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Precision Enterprises Tampa, Inc.	Coggin Automotive Corp.	Florida	Common Stock	75,750	100%	19
Asbury Automotive Jacksonville, L.P.	Coggin Cars L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	Coggin Chevrolet L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Jax Management L.L.C.	Coggin Management, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Jax Holdings, L.P.	Coggin Management, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Coggin Automotive Corp.	CP-GMC Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 5

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Crown Acura/Nissan, LLC	North Carolina	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown CHH L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown CHO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown CHV L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown FDO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown FFO Holdings L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Crown FFO Holdings L.L.C.	Crown FFO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GAC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GBM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GCA L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GDO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GHO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GNI L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GPG L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown GVO L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 6

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Crown Honda, LLC	North Carolina	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown Motorcar Company L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown PBM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown RIA L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown RIB L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown SJC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Crown SNI L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	CSA Imports L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Escude-NN L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Escude-NS L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Mississippi L.L.C.	Escude-T L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Florida Automotive Services L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Coggin Automotive Corp.	HFP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Tampa, L.P.	JC Dealer Systems, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Jacksonville, L.P.	KP Motors L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Austin-Acra L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Frisco-Hon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Grande L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Houston-Hon, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Houston-Niss, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Irving-Hon, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Texas L.L.C.	McDavid Outfitters, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 7

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive Texas L.L.C.	McDavid Plano-Acra, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Mid-Atlantic Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Mississippi Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Missouri Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	NP FLM L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	NP MZD L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	NP VKW L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Precision Enterprises Tampa, Inc.	Plano Lincoln-Mercury, Inc.	Delaware	Common Stock	5,581	100%	11
Precision Enterprises Tampa, Inc.	Precision Computer Services, Inc.	Florida	Common Stock	100	100%	5
Asbury Automotive Group, Inc.	Precision Enterprises Tampa, Inc.	Florida	Common Stock	8,926	100%	10
Precision Enterprises Tampa, Inc.	Precision Infiniti, Inc.	Florida	Common Stock	10,000	100%	4
Precision Enterprises Tampa, Inc.	Precision Motorcars, Inc.	Florida	Common Stock	460,000	100%	8
Precision Enterprises Tampa, Inc.	Precision Nissan, Inc.	Florida	Common Stock	100	100%	4
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Premier NSN L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Premier Pon L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Prestige Bay L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 8

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Prestige TOY L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Brandon FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Cumming GA, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Ft. Myers FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Q Automotive Group L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Holiday FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Jacksonville FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Kennesaw GA, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Orlando FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Q Automotive Group L.L.C.	Q Automotive Tampa FL, LLC	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Group L.L.C.	Southern Atlantic Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa Hund, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa Hund, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa Kia, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa Kia, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa LM, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa LM, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	Tampa Mit, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	Tampa Mit, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Automotive Group L.L.C.	Texas Automotive Services, L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Precision Enterprises Tampa, Inc.	Thomason Auto Credit Northwest, Inc.	Oregon	Common Stock	1,053	100%	101R
Asbury Automotive Oregon L.L.C.	Thomason Dam L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Oregon L.L.C.	Thomason FRD L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Oregon L.L.C.	Thomason Hund L.L.C.	Delaware	N/A	N/A	100%	Uncertificated
Asbury Automotive Oregon L.L.C.	Thomason Pontiac-GMC L.L.C.	Delaware	N/A	N/A	100%	Uncertificated

Schedule I - 9

Grantor	Subsidiary	Jurisdiction of Formation	Class or Type of Shares	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)
Asbury Tampa Management L.L.C.	WMZ Motors, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	WMZ Motors, L.P.	Delaware	N/A	N/A	99%	Uncertificated
Asbury Tampa Management L.L.C.	WTY Motors, L.P.	Delaware	N/A	N/A	1%	Uncertificated
Asbury Automotive Tampa, L.P.	WTY Motors, L.P.	Delaware	N/A	N/A	99%	Uncertificated
.

Schedule I - 10

SCHEDULE II

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Automotive Group, Inc.	Corporation	Delaware	3493496	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
AF Motors, L.L.C.	Limited Liability Company	Delaware	3110583	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
ANL, L.P.	Limited Partnership	Delaware	2880404	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Arkansas Automotive Services, L.L.C.	Limited Liability Company	Delaware	4751782	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury AR Niss L.L.C.	Limited Liability Company	Delaware	3901962	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta AC L.L.C.	Limited Liability Company	Delaware	2686370	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta AU L.L.C.	Limited Liability Company	Delaware	3378171	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta BM L.L.C.	Limited Liability Company	Delaware	3665863	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta CHEV, LLC	Limited Liability Company	Delaware	6739392	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Chevrolet L.L.C.	Limited Liability Company	Delaware	2680108	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Ford, LLC	Limited Liability Company	Delaware	5322047	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 1

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Atlanta Hon L.L.C.	Limited Liability Company	Delaware	2686368	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Hund L.L.C.	Limited Liability Company	Delaware	5323963	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Inf L.L.C.	Limited Liability Company	Delaware	4332455	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Infiniti L.L.C.	Limited Liability Company	Delaware	3378170	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Jaguar L.L.C.	Limited Liability Company	Delaware	3231632	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta K L.L.C.	Limited Liability Company	Delaware	5324209	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Lex L.L.C.	Limited Liability Company	Delaware	2686367	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Nis II, LLC	Limited Liability Company	Delaware	5764929	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Nis L.L.C.	Limited Liability Company	Delaware	4332456	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Toy 2 L.L.C.	Limited Liability Company	Delaware	5323831	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta Toy L.L.C.	Limited Liability Company	Delaware	4456930	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 2

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Atlanta VB L.L.C.	Limited Liability Company	Delaware	5212809	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Atlanta VL L.L.C.	Limited Liability Company	Delaware	3665862	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Arkansas Dealership Holdings L.L.C.	Limited Liability Company	Delaware	2954929	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Arkansas L.L.C.	Limited Liability Company	Delaware	2923557	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Atlanta II L.L.C.	Limited Liability Company	Delaware	4499752	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Atlanta L.L.C.	Limited Liability Company	Delaware	2632708	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Brandon, L.P.	Limited Partnership	Delaware	3043466	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Central Florida, L.L.C.	Limited Liability Company	Delaware	3025476	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Deland, L.L.C.	Limited Liability Company	Delaware	3110578	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Fresno L.L.C.	Limited Liability Company	Delaware	3630396	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Group L.L.C.	Limited Liability Company	Delaware	2896956	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 3

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Automotive Jacksonville GP L.L.C.	Limited Liability Company	Delaware	2824699	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Jacksonville, L.P.	Limited Partnership	Delaware	2824925	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Management L.L.C.	Limited Liability Company	Delaware	2459461	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Mississippi L.L.C.	Limited Liability Company	Delaware	3413187	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive North Carolina Dealership Holdings L.L.C.	Limited Liability Company	Delaware	2902156	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive North Carolina L.L.C.	Limited Liability Company	Delaware	2898669	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive North Carolina Management L.L.C.	Limited Liability Company	Delaware	2912342	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	Limited Liability Company	Delaware	2899084	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Oregon L.L.C.	Limited Liability Company	Delaware	2902157	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Southern California L.L.C.	Limited Liability Company	Delaware	3683008	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive St. Louis II L.L.C.	Limited Liability Company	Delaware	4556493	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 4

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Automotive St. Louis, L.L.C.	Limited Liability Company	Delaware	2686371	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Tampa GP L.L.C.	Limited Liability Company	Delaware	2835280	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Tampa, L.P.	Limited Partnership	Delaware	2835863	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Texas L.L.C.	Limited Liability Company	Delaware	2772119	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive Texas Real Estate Holdings L.L.C.	Limited Liability Company	Delaware	4373912	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Automotive West LLC	Limited Liability Company	Delaware	7463965	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury CH Motors L.L.C.	Limited Liability Company	Delaware	5192484	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury CO SUB, LLC	Limited Liability Company	Delaware	7463960	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Deland Hund, LLC	Limited Liability Company	Delaware	5497021	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Deland Imports 2, L.L.C.	Limited Liability Company	Delaware	3185222	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Fresno Imports L.L.C.	Limited Liability Company	Delaware	3630377	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 5

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Ft. Worth Ford, LLC	Limited Liability Company	Delaware	5617874	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Georgia TOY, LLC	Limited Liability Company	Delaware	6739391	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury IN CBG, LLC	Limited Liability Company	Delaware	7147802	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury IN CDJ, LLC	Limited Liability Company	Delaware	7147806	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury IN Chev, LLC	Limited Liability Company	Delaware	6210681	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Indy Chev, LLC	Limited Liability Company	Delaware	7147790	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury IN Ford, LLC	Limited Liability Company	Delaware	7147811	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury IN HON, LLC	Limited Liability Company	Delaware	6526707	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury IN TOY, LLC	Limited Liability Company	Delaware	7435254	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Jax AC, LLC	Limited Liability Company	Delaware	4294930	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Jax Ford, LLC	Limited Liability Company	Delaware	5694629	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 6

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Jax Holdings, L.P.	Limited Partnership	Delaware	2898317	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Jax Hon L.L.C.	Limited Liability Company	Delaware	4383883	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Jax K L.L.C.	Limited Liability Company	Delaware	3957324	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Jax Management L.L.C.	Limited Liability Company	Delaware	2858533	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Jax VW L.L.C.	Limited Liability Company	Delaware	4383889	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury MS CHEV L.L.C.	Limited Liability Company	Delaware	3982115	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury MS Gray-Daniels L.L.C.	Limited Liability Company	Delaware	3383012	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury No Cal Niss L.L.C.	Limited Liability Company	Delaware	3820684	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Sacramento Imports L.L.C.	Limited Liability Company	Delaware	3749120	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury SC JPV L.L.C.	Limited Liability Company	Delaware	4875313	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury SC LEX L.L.C.	Limited Liability Company	Delaware	4875991	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 7

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury SC Toy L.L.C.	Limited Liability Company	Delaware	4875312	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury So Cal DC L.L.C.	Limited Liability Company	Delaware	3745847	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury So Cal Hon L.L.C.	Limited Liability Company	Delaware	3745851	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury So Cal Niss L.L.C.	Limited Liability Company	Delaware	3761090	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury South Carolina Real Estate Holdings L.L.C.	Limited Liability Company	Delaware	4890931	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury St. Louis Cadillac L.L.C.	Limited Liability Company	Delaware	2829606	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury St. Louis FSKR, L.L.C.	Limited Liability Company	Delaware	4737816	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury St. Louis Lex L.L.C.	Limited Liability Company	Delaware	2827814	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury St. Louis LR L.L.C.	Limited Liability Company	Delaware	2827813	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury St. Louis M L.L.C.	Limited Liability Company	Delaware	4857999	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Tampa Management L.L.C.	Limited Liability Company	Delaware	2881341	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 8

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Asbury Texas D FSKR, L.L.C.	Limited Liability Company	Delaware	4737822	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury Texas H FSKR, L.L.C.	Limited Liability Company	Delaware	4737821	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Asbury-Deland Imports, L.L.C.	Limited Liability Company	Delaware	3110580	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Atlanta Real Estate Holdings L.L.C.	Limited Liability Company	Delaware	2878627	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Avenues Motors, Ltd.	Limited Partnership	Florida	A96000000626	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Bayway Financial Services, L.P.	Limited Partnership	Delaware	2880409	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
BFP Motors L.L.C.	Limited Liability Company	Delaware	3733630	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
C & O Properties, Ltd.	Limited Partnership	Florida	A24567	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Camco Finance II L.L.C.	Limited Liability Company	Delaware	2977640	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
CFP Motors L.L.C.	Limited Liability Company	Delaware	5265630	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
CH Motors L.L.C.	Limited Liability Company	Delaware	5265599	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
CHO Partnership, LTD.	Limited Partnership	Florida	A99000001328	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 9

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
CK Chevrolet L.L.C.	Limited Liability Company	Delaware	3025479	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
CK Motors LLC	Limited Liability Company	Delaware	3025483	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
CN Motors L.L.C.	Limited Liability Company	Delaware	5265581	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Coggin Automotive Corp.	Corporation	Florida	358922	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Coggin Cars L.L.C.	Limited Liability Company	Delaware	3152923	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Coggin Chevrolet L.L.C.	Limited Liability Company	Delaware	3152926	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Coggin Management, L.P.	Limited Partnership	Delaware	2881141	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
CP-GMC Motors L.L.C.	Limited Liability Company	Delaware	5265479	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown Acura/Nissan, LLC	Limited Liability Company	North Carolina	395567	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown CHH L.L.C.	Limited Liability Company	Delaware	2912328	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown CHO L.L.C.	Limited Liability Company	Delaware	3624798	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 10

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Crown CHV L.L.C.	Limited Liability Company	Delaware	2912330	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown FDO L.L.C.	Limited Liability Company	Delaware	3500156	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown FFO Holdings L.L.C.	Limited Liability Company	Delaware	3185229	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown FFO L.L.C.	Limited Liability Company	Delaware	3093733	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown GAC L.L.C.	Limited Liability Company	Delaware	2912334	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown GBM L.L.C.	Limited Liability Company	Delaware	2912343	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown GCA L.L.C.	Limited Liability Company	Delaware	3584465	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown GDO L.L.C.	Limited Liability Company	Delaware	2912335	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown GHO L.L.C.	Limited Liability Company	Delaware	2912331	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown GNI L.L.C.	Limited Liability Company	Delaware	2912363	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown GPG L.L.C.	Limited Liability Company	Delaware	2912319	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 11

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Crown GVO L.L.C.	Limited Liability Company	Delaware	2958448	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown Honda, LLC	Limited Liability Company	North Carolina	395566	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown Motorcar Company L.L.C.	Limited Liability Company	Delaware	3408799	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown PBM L.L.C.	Limited Liability Company	Delaware	4391369	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown RIA L.L.C.	Limited Liability Company	Delaware	2912322	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown RIB L.L.C.	Limited Liability Company	Delaware	2912323	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown SJC L.L.C.	Limited Liability Company	Delaware	3699951	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Crown SNI L.L.C.	Limited Liability Company	Delaware	3696551	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
CSA Imports L.L.C.	Limited Liability Company	Delaware	3191595	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Escude-NN L.L.C.	Limited Liability Company	Delaware	3154579	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Escude-NS L.L.C.	Limited Liability Company	Delaware	3154573	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 12

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Escude-T L.L.C.	Limited Liability Company	Delaware	3154569	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Florida Automotive Services L.L.C.	Limited Liability Company	Delaware	3996125	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
HFP Motors L.L.C.	Limited Liability Company	Delaware	3398830	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
JC Dealer Systems, LLC	Limited Liability Company	Delaware	3391707	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
KP Motors L.L.C.	Limited Liability Company	Delaware	3429268	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
McDavid Austin-Acra, L.L.C.	Limited Liability Company	Delaware	4374093	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
McDavid Frisco-Hon, L.L.C.	Limited Liability Company	Delaware	4374031	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
McDavid Grande, L.L.C.	Limited Liability Company	Delaware	4373918	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
McDavid Houston-Hon, L.L.C.	Limited Liability Company	Delaware	4373904	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
McDavid Houston-Niss, L.L.C.	Limited Liability Company	Delaware	4373926	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
McDavid Irving-Hon, L.L.C.	Limited Liability Company	Delaware	4373915	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 13

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
McDavid Outfitters, L.L.C.	Limited Liability Company	Delaware	4374082	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
McDavid Plano-Acra, L.L.C.	Limited Liability Company	Delaware	4373993	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Mid-Atlantic Automotive Services, L.L.C.	Limited Liability Company	Delaware	4751779	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Mississippi Automotive Services, L.L.C.	Limited Liability Company	Delaware	4751784	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Missouri Automotive Services, L.L.C.	Limited Liability Company	Delaware	4751788	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
NP FLM L.L.C.	Limited Liability Company	Delaware	2955258	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
NP MZD L.L.C.	Limited Liability Company	Delaware	2955278	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
NP VKW L.L.C.	Limited Liability Company	Delaware	2955279	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Plano Lincoln-Mercury, Inc.	Corporation	Delaware	2298220	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Precision Computer Services, Inc.	Corporation	Florida	J87060	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Precision Enterprises Tampa, Inc.	Corporation	Florida	F60178	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 14

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Precision Infiniti, Inc.	Corporation	Florida	K38869	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Precision Motorcars, Inc.	Corporation	Florida	324224	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Precision Nissan, Inc.	Corporation	Florida	J41851	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Premier NSN L.L.C.	Limited Liability Company	Delaware	2955308	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Premier Pon L.L.C.	Limited Liability Company	Delaware	2954768	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Prestige Bay L.L.C.	Limited Liability Company	Delaware	2955282	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Prestige TOY L.L.C.	Limited Liability Company	Delaware	2955280	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Brandon FL, LLC	Limited Liability Company	Delaware	5425708	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Cumming GA, LLC	Limited Liability Company	Delaware	5555595	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Ft. Myers FL, LLC	Limited Liability Company	Delaware	5571453	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Group L.L.C.	Limited Liability Company	Delaware	5425703	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 15

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Q Automotive Holiday FL, LLC	Limited Liability Company	Delaware	6016214	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Jacksonville FL, LLC	Limited Liability Company	Delaware	5497026	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Kennesaw GA, LLC	Limited Liability Company	Delaware	5633076	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Orlando FL, LLC	Limited Liability Company	Delaware	5553767	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Q Automotive Tampa FL, LLC	Limited Liability Company	Delaware	6043100	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Southern Atlantic Automotive Services, L.L.C.	Limited Liability Company	Delaware	3996127	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Tampa Hund, L.P.	Limited Partnership	Delaware	2898224	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Tampa Kia, L.P.	Limited Partnership	Delaware	2898222	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Tampa LM, L.P.	Limited Partnership	Delaware	2924753	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Tampa Mit, L.P.	Limited Partnership	Delaware	2898220	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Texas Automotive Services, L.L.C.	Limited Liability Company	Delaware	4751790	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 16

Name of Pledger	Type of Person	Jurisdiction of Formation	Jurisdiction of Formation Identification Number	Address of Chief Executive Office
Thomason Auto Credit Northwest, Inc.	Corporation	Oregon	352322-89	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Thomason Dam L.L.C.	Limited Liability Company	Delaware	2960883	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Thomason FRD L.L.C.	Limited Liability Company	Delaware	2911238	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Thomason Hund L.L.C.	Limited Liability Company	Delaware	2911246	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
Thomason Pontiac-GMC L.L.C.	Limited Liability Company	Delaware	3575295	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
WMZ Motors, L.P.	Limited Partnership	Delaware	2885115	2905 Premiere Parkway, Suite 300 Duluth, GA 30097
WTY Motors, L.P.	Limited Partnership	Delaware	2898215	2905 Premiere Parkway, Suite 300 Duluth, GA 30097

Schedule II - 17

EXHIBIT A

FORM OF PLEDGE AGREEMENT SUPPLEMENT
THIS PLEDGE AGREEMENT SUPPLEMENT dated as of _____________, 20__ (this “Pledge Agreement Supplement”), is made by _______________________________, a ________________ (the “Pledgor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined in the Pledge Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings given to such terms in such Pledge Agreement).

RECITALS:

A.    The Pledgor is party to that certain Third Amended and Restated Securities Pledge Agreement dated as of September 25, 2019 (as in effect on the date hereof, the “Pledge Agreement”), among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Company”), certain of its Subsidiaries and the Administrative Agent.

B.    The Pledgor has acquired rights in the Pledged Interests listed on Annex A to this Pledge Agreement Supplement (the “Additional Interests”) and desires to pledge, and evidence its prior pledge, to the Administrative Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and Secured Cash Management Agreements and Secured Hedge Agreements, the Pledgor hereby agrees as follows:

1.    Affirmations. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement (as collateral security for the payment, performance and satisfaction of its respective Secured Obligations) and pledges, collaterally assigns and grants to the Administrative Agent for the benefit of the Secured Parties, as collateral security for the payment, performance and satisfaction of its respective Secured Obligations, a first priority lien and security interest in, the Additional Interests and all of the following:
(a)    all money, securities, security entitlements and other investment property, dividends, rights, general intangibles and other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any or all of the Additional Interests or (y) by its or their terms exchangeable or exercisable for or convertible into any Additional Interest or other Pledged Interest;
(b)    all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
(c)    all securities accounts to which may at any time be credited any or all of the foregoing or any proceeds thereof and all certificates and instruments representing or evidencing any of the foregoing or any proceeds thereof; and
(d)    all proceeds of any of the foregoing.

Exhibit A - 1

The Pledgor hereby acknowledges, agrees and confirms by its execution of this Pledge Agreement Supplement that the Additional Interests constitute “Pledged Interests” under and are subject to the Pledge Agreement, and the items of property referred to in clauses (a) through (d) above (the “Additional Collateral”) shall collectively constitute “Collateral” under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests and Collateral contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests and the Additional Collateral, respectively. The Pledgor further represents and warrants that Annex A attached to this Pledge Agreement Supplement contains a true, correct and complete description of the Additional Interests, and that all other documents required to be furnished to the Administrative Agent pursuant to Section 3(c) of the Pledge Agreement in connection with the Additional Collateral have been delivered or are being delivered simultaneously herewith to the Administrative Agent. The Pledgor further acknowledges that Schedule I to the Pledge Agreement shall be deemed, as to it, to be supplemented as of the date hereof to include the Additional Interests as described on Annex A to this Pledge Agreement Supplement.
2.    Counterparts. This Pledge Agreement Supplement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Pledge Agreement Supplement to produce or account for more than one such counterpart executed by the Pledgor. Without limiting the foregoing provisions of this Section 2, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Pledge Agreement.

3.    Governing Law; Venue; Waiver of Jury Trial. The provisions of Section 26 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement Supplement to be duly executed by it’s authorized officer as of the day and year first above written.
PLEDGOR:

By:____________________________________
Typed Name:
Typed Title:

Exhibit A - 2

ANNEX A
(to Pledge Agreement Supplement of __________ dated __________)
Additional Interests

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Equity Interest	Total Amount of Class or Type Outstanding (if applicable)	Total Amount Pledged	Certificate Number (if applicable)

Annex A to Exhibit A